1Q Earnings Review April 25, 2019

Creating Tomorrow, Together Our Freedom of movement drives human progress. Belief Our To become the world’s most trusted company, Aspiration designing smart vehicles for a smart world. Passion for Product & Deep Customer Insight Our Plan for Value Creation Winning Propulsion Autonomous Mobility Portfolio Choices Technology Experiences Fitness Metrics Operating Leverage Growth Build, Partner, Buy EBIT Margin Capital Efficiency ROIC Strong Balance Sheet Cash Flow Our People Culture & Values 2

2019 A Year Of Action • Fortifying franchise strengths with new products Winning Portfolio • Improving mix with higher ATPs and margins • Strengthened electric vehicle plan, including future vehicle with Rivian • Improving operating leverage and breakeven • Reallocating capital to higher-return investments Fitness • Improving operating cash flow, driven by Automotive • Advancing alliances, including with VW, Mahindra and Rivian Accelerating Global • Executing redesign of regional businesses and global management Redesign structure; accelerating actions in Europe • Scaling products and businesses connecting smart vehicles to a Smart Vehicles For smart world A Smart World • Building out our AV business operations and commercial deployment plans as we develop and test the technology 3

2019 A Year Of Action

Announcements

Winning Portfolio → Fitness → Accelerating Global Redesign → Smart Vehicles For A Smart World

COMPANY

- ✓ Redesign of management structure
- ✓ Global alliance with VW – commercial vehicles and medium pickups
- ✓ Rivian investment

NORTH AMERICA

- ✓ Expedition and Navigator – 20% increase in production
- ✓ BEV and AV capacity expands in Michigan
- ✓ Transit Connect production moved from Spain to Mexico

SOUTH AMERICA

- ✓ Exit heavy truck production at São Bernardo; discontinue Fiesta
- ✓ Discontinue Focus in Argentina

MOBILITY

- ✓ Third city selected for AV business operations and commercial deployment
- ✓ Autonomic: TMC™ + AWS
- ✓ Deploying cellular vehicle-to-everything **technology in all**-new vehicles launched in the U.S. beginning in 2022; begin deploying in China by 2021
- ✓ China new Sync+ infotainment, powered by Baidu AI coupled with a new version of FordPass

EUROPE

- ✓ Voluntary separation program for U.K. and Germany – at least 5,000 in Germany
- ✓ Closure of Bordeaux transmission plant; sun-setting C-MAX
- ✓ Restructure Russia JV – focus on commercial vehicles and exit passenger vehicles; Ford to hold a minority stake

CHINA

- ✓ Ford China 2.0 – Best of Ford, Best of China
- ✓ Dedicated Innovation Center and Design Center
- ✓ 30+ new products in 3 years
- ✓ New marketing and sales leadership

INT'L MARKETS

- ✓ New group covering nearly 100 markets; report as a business unit in 2020
- ✓ Mahindra and Ford sign agreement to co-develop a midsize SUV

4

2019 A Year Of Action Fortifying Franchise Strengths: Key Product Launches Late 2018 Early 2019 Mid 2019 Late 2019 Super Duty TRUCK & VAN Transit Connect Edge Explorer Transit 2T TRUCK & VAN UTILITY UTILITY TRUCK & VAN Corsair UTILITY Territory UTILITY Puma Nautilus Ranger Aviator Escape / Kuga UTILITY UTILITY UTILITY UTILITY TRUCK & VAN Truck And Utility Launches Fortify Franchise Strengths And Further Improve Mix North America South America Europe Middle East & Africa China Asia Pacific Ops 5

2019 A Year Of Action Example – Michigan Assembly Plant Before And After 2017 Products 2017 vs. 2021 2021 Products (200K Units) Improvement (200K+ Units) C-MAX Ranger (2019 launch) $1B+ EBIT Focus Bronco (2020 launch) 6

2019 A Year Of Action Financial Highlights FIRST QUARTER Company Revenue $40.3B Company Adj. EBIT* $ Company Adj. EBIT Margin* $2.4B 6.1% NA EBIT Margin 8.7% Ford Credit EBT $0.8B Company Adj. Op. Cash Flow* $1.9B Company Cash* Liquidity $24.2B $35.2B Adj. EPS* $0.44 * See Appendix for reconciliation to GAAP and definitions 7

Bob Shanks Chief Financial Officer Financial Review

Company Key Metrics Summary FIRST QUARTER 2018 2019 H / (L) • Wholesales, market share and revenue lower YoY; Company Wholesales (000) 1,662 1,425 (14) % adj. EBIT and EBIT margin Market Share (Pct) 6.5% 5.9% (0.6) ppts improved YoY for first time in six quarters GAAP Revenue (Bils) $ 42.0 $ 40.3 (4) % • Company adj. EBIT at Net Income (Bils) 1.7 1.1 $ (0.6) $2.4B, up $0.3B; adj. EPS at Net Income Margin (Pct) 4.1% 2.8% (1.3) ppts $0.44, up $0.01 EPS (Diluted) $ 0.43 $ 0.29 $(0.14) Cash Flows From Op. Activities (Bils) 3.5 3.5 - • Company adj. operating cash flow at $1.9B, down $1.1B; strongest cash flow in four Non-GAAP quarters Company Adj. EBIT* (Bils) $ 2.2 $ 2.4 $ 0.3 Company Adj. EBIT Margin* (Pct) 5.2% 6.1% 0.9 ppts • Net income at $1.1B, down $0.6B Adjusted EPS* (Diluted) $ 0.43 $ 0.44 $ 0.01 due to higher negative special Company Adj. Op. Cash Flow* (Bils) 3.0 1.9 (1.1) items and a higher tax rate Adjusted Cash Conversion* 55% 24% (31) ppts Adjusted Debt to EBITDA* 3.1 3.2 0.1 Adjusted ROIC* 10.9% 8.0% (2.9) ppts * See Appendix for reconciliation to GAAP, calculations and definitions 9

Company Key Financial Metrics Company Revenue (Bils) Company Adjusted EBIT Margin (Pct) $41.3 $42.0 $41.8 6.1% $38.9 $40.3 4.9% 5.2% $37.6 4.3% 4.4% 3.5% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Company Adjusted EBIT (Bils) Company Adjusted Operating Cash Flow (Bils) $3.0 $2.2 $1.9 $2.4 $1.5 $2.2 $2.0 $0.1 $1.7 $1.7 $1.5 $(1.8) 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Note: See Appendix for reconciliation to GAAP and definitions Sequential Improvement In All Metrics Except Revenue 10

Company 1Q 2019 Results (Mils) • Company adj. EBIT of $2.4B driven by best results at Auto in seven quarters and highest $2,447 quarterly EBT at Ford Credit $2,009 since 2010 $1,146 • Loss at Mobility due to planned $801 investment increases for development of mobility services and autonomous vehicle $(75) business $(288) $(245) $(464) $(592) • Special Items driven by Global Redesign, mainly Europe and Taxes / Auto Mobility Ford Credit Corporate Company Interest Special Non- Net Income South America Other Adj. EBIT* On Debt Items Controlling (GAAP) • Taxes / Non-Controlling Interests B / (W) 1Q 2018 $277 $(186) $160 $11 $262 $44 $(615) $(281) $ (590) worse than prior year due mainly 4Q 2018 878 (93) 138 67 990 50 587 (365) 1,262 to non-repeat of favorable U.S. tax reform and other tax-planning actions * See Appendix for reconciliation to GAAP and definitions 11

Automotive 1Q 2019 EBIT By Region (Mils) • Best quarterly EBIT in seven quarters at North America drove similar achievement for $2,205 Automotive EBIT $2,009 • YoY improvement for Auto and North America driven by gains in F-Series, Transit and Ranger, as well as benefits from decision on $(196) traditional sedans • Operations outside North America at an EBIT loss of $196M, about $57 $14 $19 flat YoY and a $632M improvement from prior quarter; $(158) $(128) Europe, Asia Pacific Operations and Middle East & Africa profitable North South Middle East Asia Pacific • China YoY improvement against Automotive America America Europe & Africa China Operations toughest quarterly comparison for B / (W) the year 1Q 2018 $277 $270 $ (9) $ (62) $68 $ 22 $ (12) 4Q 2018 878 246 41 256 63 406 (134) 12

Mobility 1Q 2019 EBIT YoY Bridge (Mils) • Mobility EBIT loss of $288M, driven by investment for mobility services and AV business development Ford Smart Autonomous 1Q 2018 Mobility Vehicles 1Q 2019 13

Ford Credit Key Metrics FIRST QUARTER 2018 2019 H / (L) • Strong EBT up 25% YoY, the Net Receivables (Bils) $ 148 $ 147 (1) % best quarterly result since 2010 Managed Receivables* (Bils) $ 156 $ 155 - % Loss-to-Receivables** (LTR) 61 bps 55 bps (6) bps • Receivables down slightly from a year ago in line with strategy Auction Values*** $ 17,510 $ 17,240 (2) % to cap managed receivables at Earnings Before Taxes (EBT) (Mils) $ 641 $ 801 $ 160 about $155B ROE (Pct) 18% 16% (2) ppt • U.S. consumer credit metrics healthy, with improved LTR Other Balance Sheet Metrics Debt (Bils) $ 142 $ 143 1% • Balance sheet and liquidity Liquidity (Bils) $ 28 $ 31 10 % remain strong; managed Financial Statement Leverage (to 1) 9.1 9.6 0.5 leverage within target range of 8:1 to 9:1 Managed Leverage* (to 1) 8.4 8.8 0.4 * See Appendix for reconciliation to GAAP and definitions ** U.S. retail only, previously included both retail and lease *** U.S. 36-month off-lease first quarter auction values at 1Q 2019 mix 14

Company Special Items (Mils) FIRST QUARTER Global Redesign (Bils) 2018 2019 Future Actions Recorded This Quarter Global Redesign Recorded In Prior Quarters South America São Bernardo closure $ - $ (193) ~$11 Other South America (9) (8) Russia - (174) Other Europe - (115) Separations (not included above) - (24) Subtotal Global Redesign $ (9) $ (514) ~$7 Other Items Focus cancellation $ (9) $ (67) $10 Chariot closure - (11) Subtotal Other Items $ (9) $ (78) Pension and OPEB Gain / (Loss) $6.7 Other pension remeasurement $ 26 $ - Pension curtailment 15 - Subtotal Pension and OPEB Gain / (Loss) $ 41 $ - $0.5 $0.1 $0.5 Total EBIT Special Items $ 23 $ (592) $0.2 EBIT Charges Cash Effects Cash effect of Global Redesign (incl. separations) $ (15) $ (136) 15

Company Cash Flow And Balance Sheet (Bils) 2018 2019 1Q 1Q • Committed to maintaining a Company Cash Flow strong balance sheet and Company Adj. Op. Cash Flow* $ 3.0 $ 1.9 investment grade ratings Change in Company Cash 1.1 1.1 • Company cash and liquidity balances remain strong and 2018 2019 above targets of $20B and Dec 31 Mar 31 $30B, respectively Balance Sheet and Liquidity Company Excluding Ford Credit • Global funded pension plans Company Cash* $ 23.1 $ 24.2 fully funded and de-risked Liquidity 34.2 35.2 Debt $ (14.1) $ (14.2) • Continuing to invest in balance Cash Net of Debt 8.9 10.0 sheet – on April 23, closed on a Pension Funded Status* new $3.5B supplemental credit Funded Plans $ (0.3) $ 0.2 facility to increase liquidity; also Unfunded Plans (6.0) (5.8) extended our $13.4B corporate Total Global Pension $ (6.3) $ (5.6) revolver Total Funded Status OPEB $ (5.6) $ (5.5) * See Appendix for reconciliation to GAAP and definitions 16

Company 2019 Outlook Longer-Term 2018 2019 Target Revenue Growth 2% > Global GDP Adj. EBIT Margin* 4.4% 8%+ $ Improvement From 2018 Adj. ROIC* 7.1% High Teens+ Adj. Cash Conversion* 40% 65%+ Higher Than Adj. Debt To EBITDA* 3.2 <2.5 2018 * See Appendix for reconciliation to GAAP, calculations and definitions 17

Questions & Answers

Creating Tomorrow, Together • A solid plan to create value in the near term and long term Our Freedom of movement drives human progress. Belief • Taking action, moving Our To become the world’s most trusted company, decisively and building Aspiration designing smart vehicles for a smart world. momentum with Global Redesign Passion for Product & Deep Customer Insight Our Plan for Value Creation • Results clearly demonstrate the Winning Propulsion Autonomous Mobility Portfolio Choices Technology Experiences benefit of our fitness actions, portfolio decisions and business redesigns…with more to come Fitness Metrics Operating Leverage Growth • Delivered a solid quarter, on Build, Partner, Buy EBIT Margin track to deliver better Company Capital Efficiency ROIC results year-over-year, more Strong Balance Sheet Cash Flow work ahead of us Our People Culture & Values 19

Supplemental Materials Financial Review

Company 1Q 2019 Revenue YoY Bridge (Bils) • Company revenue of $40.3B, down 4% • Top-line drivers (volume, mix and pricing) about flat YoY; unfavorable exchange effects the main factor in YoY decline • Lower volume reflects mainly global industry decline, discontinuation of North America Focus, production ramp up for all-new Explorer and Europe 1Q 2018 Volume Mix Pricing Exchange Other 1Q 2019 21

Automotive Key Metrics • Automotive top-line metrics lower YoY, bottom-line metrics improved – first YoY gain since FIRST QUARTER 3Q 2017 2018 2019 H / (L) • Global SAAR down 1% driven by Turkey and Argentina Global SAAR (Mils) 95.3 94.3 (1) % • Global market share lower with Market Share (Pct) 6.5% 5.9% (0.6) ppts declines in all regions except Wholesales (000) 1,662 1,425 (14) % North America Revenue (Bils) $ 39.0 $ 37.2 (5) % • Lower volume driven by China JVs, discontinuation of Focus in EBIT (Mils) $ 1,732 $ 2,009 $ 277 North America, all-new Explorer production ramp up and Europe EBIT Margin (Pct) 4.4% 5.4% 1.0 ppts Revealed the sleek and sporty all-new Ford Escape / Kuga for global markets 22

Automotive 1Q 2019 EBIT YoY Bridge (Mils) Exchange $(224) China JVs (179) Other (52) Industry $(242) Share (175) • Automotive EBIT of $2B up Stocks (424) Other Volume (146) $0.3B YoY Mix 712 • Favorable market factors offset Commodities $(132) in part by lower China JV net Warranty (210) Other Contribution Cost (17) income and unfavorable Structural Cost 309 exchange • Cost about flat, with structural cost lower, supporting healthy operating leverage Volume / Net 1Q 2018 Mix Pricing Cost Other 1Q 2019 Market Factors $782 23

North America • All North America key metrics Key Metrics improved except industry SAAR and wholesale volume, more than explained by FIRST QUARTER discontinuation of Focus and 2018 2019 H / (L) all-new Explorer launch • North America and U.S. SAAR SAAR (Mils) 21.6 21.2 (2) % down 2% and 1%, with U.S. U.S. 17.6 17.4 (1) % retail down 4% and fleet up 9% Market Share (Pct) 13.5% 13.6% 0.1 ppts • Higher U.S. market share U.S. 14.3% 14.4% 0.1 ppts reflects performance of franchise strengths – truck and Wholesales (000) 796 753 (5) % SUV – and Lincoln (new Revenue (Bils) $ 24.8 $ 25.4 2 % Nautilus), offset largely by Focus and all-new Explorer EBIT (Mils) $ 1,935 $ 2,205 $ 270 launch EBIT Margin (Pct) 7.8% 8.7% 0.9 ppts Chicago Assembly Plant completed change over to support production of all-new Explorer and Aviator 24

North America 1Q 2019 EBIT YoY Bridge (Mils) • North America EBIT at $2.2B, up Exchange $ (82) Other (129) $270M YoY • Favorable market factors drove YoY EBIT gain, with partial offsets from higher warranty cost Commodities $ (80) Warranty (264) related to changes in accrual Industry $(154) Other Contribution Cost 80 Share 70 rates and coverages, as well as Structural Cost 27 Stocks (355) unfavorable exchange (mainly Other Volume (102) Mix 580 euro and Canadian dollar) • F-Series, Ranger and Transit, along with decision to exit traditional sedans, drove EBIT Volume / Net improvement 1Q 2018 Mix Pricing Cost Other 1Q 2019 Market Factors $718 25

North America U.S. F-Series Performance Sales* (000) Retail Average Transaction Price** (000) 2017 F-Series Ram 2018 Silverado Segment Avg. Excl. Ford 2019 $47,383 $47,127 $47,224 225 237 229 228 238 230 $46,334 205 214 215 $44,166 $44,262 $41,901 $41,930 $42,884 $43,065 $41,503 $40,291 2Q 3Q 4Q 1Q Jan 2018 May 2018 Oct 2018 Mar 2019 Share of Segment* (Pct) 41.0% 40.1% 38.5% 38.2% 38.1% 37.7% 37.9% 37.1% 34.7% 2Q 3Q 4Q 1Q F-Series Continues Strong Performance – Sales, Share And Transaction Price * Reflects transactions with (i) retail and fleet costumers (as reported by dealers), (ii) government and (iii) Ford management 26 ** J.D. Power Associates Power Information Network Incentive Spend Report as of April 1, 2019

South America Key Metrics • All South America metrics down YoY FIRST QUARTER • South America SAAR down 2018 2019 H / (L) 4%, with 12% gain in Brazil and decline of ~50% in Argentina SAAR (Mils) 4.6 4.4 (4) % • Lower market share driven by Brazil 2.5 2.8 12 % phaseout of Fiesta and Focus Market Share (Pct) 8.8% 7.7% (1.1) ppts • Volume decline driven by lower Brazil 9.4% 8.3% (1.1) ppts Argentina industry, along with the lower market share Wholesales (000) 86 68 (21) % • Revenue down due to lower Revenue (Bils) $ 1.3 $ 0.9 (30) % volume and weaker currencies EBIT (Mils) $ (149) $ (158) $ (9) EBIT Margin (Pct) (11.2) % (17.0) % (5.8) ppts Launched updated EcoSport Titanium 27

South America 1Q 2019 EBIT YoY Bridge (Mils) • South America EBIT loss of $158M about flat YoY • Continued favorable cost performance more than offset by inflationary and adverse exchange effects and sharply lower Argentina industry • São Bernardo plant closure Commodities $(41) announced. Plant shutdown Other Inflationary Cost (91) Exchange $(51) expected near year end. Argentina Industry $(67) Cost Performance 55 Other 34 Other 23 Expect EBIT special items of about $460M, with $193M booked in the quarter. Volume / Net Anticipate about a 2-year 1Q 2018 Mix Pricing Cost Other 1Q 2019 payback from the action Market Factors $85 28

Europe • All Europe key metrics Key Metrics unfavorable YoY, although business profitable in quarter and up $256M from prior quarter FIRST QUARTER • Industry SAAR decline driven by 2018 2019 H / (L) passenger vehicles; commercial vehicles up SAAR (Mils) 21.6 21.0 (3) % • Market share decline driven by Market Share (Pct) 7.6% 7.2% (0.4) ppts cars; commercial vehicle share higher; Ford No.1 commercial Wholesales* (000) 449 391 (13) % brand in the quarter Revenue (Bils) $ 8.9 $ 7.6 (14) % • Volume lower due mainly to EBIT (Mils) $ 119 $ 57 $ (62) lower industry in Turkey and market share decline in the U.K. EBIT Margin (Pct) 1.3% 0.7% (0.6) ppts and Italy, driven by a reduction in low-margin products * Includes Ford brand vehicles produced and sold by our unconsolidated affiliate in Turkey (about 13,000 units in 1Q 2018 and 6,000 units in 1Q 2019). Revenue does not include these sales Transit 2-tonne all-electric expected to go into production in 2021 29

Europe 1Q 2019 EBIT YoY Bridge (Mils) • Europe EBIT at $57M, down $62M YoY Contribution Cost $(152) Industry $ (29) Structural Cost 134 Share (136) • Decline driven by adverse Stocks (31) Other Volume (53) Exchange $(95) balance sheet exchange due to Mix 21 Other 15 weaker euro • Cost about flat, aided by lower structural cost as a result of benefits from business redesign • Within results, strong EBIT and healthy returns for growing commercial vehicles and truck business; offset in part by losses on passenger cars, Volume / Net which continue to generate 1Q 2018 Mix Pricing Cost Other 1Q 2019 positive current-period operating cash flow Market Factors $36 30

Middle East & Africa Key Metrics • Middle East & Africa top-line metrics down YoY; bottom-line metrics improved FIRST QUARTER 2018 2019 H / (L) • Middle East & Africa SAAR flat YoY, although up 5% in markets where we participate SAAR (Mils) 3.8 3.8 - % • Market share lower in most Market Share (Pct) 3.2% 2.8% (0.4) ppts major markets driven by the Wholesales (000) 25 22 (12) % decision to remove low-margin products from the showroom Revenue (Bils) $ 0.6 $ 0.6 (6) % lineup EBIT (Mils) $ (54) $ 14 $ 68 • Revenue decline due to weaker currencies, primarily the rand EBIT Margin (Pct) (8.5) % 2.4% 10.9 ppts The world’s largest Lincoln standalone facility opened in Dubai, as part of the growth strategy in the Middle East 31

Middle East & Africa 1Q 2019 EBIT YoY Bridge (Mils) • Middle East & Africa EBIT of $14M, up $68M YoY Commodities $ (4) • Driven by lower cost and Other Contribution Cost 13 Structural Cost 38 favorable mix Industry $ 1 Share (12) Stocks 13 Other Volume (5) Mix 30 Volume / Net 1Q 2018 Mix Pricing Cost Other 1Q 2019 Market Factors $26 32

China Key Metrics FIRST QUARTER 2018 2019 H / (L) • All China key metrics down YoY except EBIT SAAR (Mils) 26.6 26.7 - % • China SAAR about flat Market Share (Pct) 3.2% 2.1% (1.1) ppts • Wholesale decline largely at Wholesales* (000) 222 115 (48) % JVs Revenue (Bils) $ 1.2 $ 0.9 (31) % • China JV equity net loss at EBIT (Mils) $ (150) $ (128) $ 22 $41M, a deterioration of $179M EBIT Margin (Pct) (12.1) % (14.9) % (2.8) ppts due to lower volume China Unconsolidated Affiliates Wholesales (000) 195 99 (49) % Ford Equity Income (Mils) $ 138 $ (41) $ (179) Net Income Margin (Pct) 8.9% (5.0) % (13.9) ppts * Wholesales include Ford brand and Jiangling Motors Corporation (JMC) brand vehicles produced and sold in China by our unconsolidated affiliates. Revenue does not include these sales The all-new Ford Territory SUV became Ford China’s best-selling SUV in March 33

China 1Q 2019 EBIT YoY Bridge (Mils) Consolidated Operations $201 • China EBIT at a loss of $128M, improvement of $22M YoY • Consolidated operations improved $201M driven by lower cost and favorable exchange, offset Industry $(20) Share (33) partially by lower volume; net Exchange $119 Stocks (63) Other (22) pricing flat despite continued Other Volume (22) Mix 53 negative pricing on an industry level • Lower JV net equity income due to lower volume, mainly lower market share and unfavorable stock changes Contribution Cost $ 25 Structural Cost 161 Volume / Net • Dealer inventories in good shape 1Q 2018 Mix Pricing Cost Other JVs 1Q 2019 overall, near target levels Market Factors $(82) 34

Asia Pacific Operations Key Metrics • All Asia Pacific Operations key FIRST QUARTER metrics down YoY except 2018 2019 H / (L) industry SAAR • Higher Asia Pacific Operations SAAR (Mils) 16.7 16.9 1 % SAAR driven by a 14% increase Market Share (Pct) 1.8% 1.7% (0.1) ppts in ASEAN Wholesales (000) 84 76 (10) % • Lower revenue due mainly to Revenue (Bils) $ 2.1 $ 1.8 (13) % volume decline, mainly lower market share in ASEAN, and EBIT (Mils) $ 31 $ 19 $ (12) weaker currencies EBIT Margin (Pct) 1.5% 1.0% (0.5) ppts Ranger continues to lead Ford sales in APO, bolstered by the new off-road, high-performance Ranger Raptor 35

Asia Pacific Operations 1Q 2019 EBIT YoY Bridge (Mils) Exchange $(87) Other 28 • Asia Pacific Operations EBIT of $19M, down $12M YoY • EBIT decline driven by a weaker Australian dollar and stronger euro; offset partially by lower cost Volume / Net 1Q 2018 Mix Pricing Cost Other 1Q 2019 Market Factors $(2) 36

Ford Credit 1Q 2019 EBT YoY Bridge (Mils) • Ford Credit EBT at $801M, up $160M YoY • Higher EBT reflects incremental benefit from: Change in Reserves $ 78 Charge-offs (18) - Lower supplemental depreciation on vehicles in Supplemental Depreciation $ 257 Ford Credit’s lease portfolio Residual Losses (131) - Lower credit loss reserves reflecting continued strength in consumer credit metrics Volume / Financing Credit Lease 1Q 2018 Mix Margin Loss Residual Exchange Other 1Q 2019 37

Ford Credit U.S. Automotive Financing Trends Lease Share of Retail Sales (Pct) Lease Return Vol. (000) and Auction Values** Ford Credit Industry* 36-Month Return Volume $18,870 $18,360 $17,950 $17,585 $17,510 $17,240 31% 31% 30% 29% 29% 28% • Lease share below industry 68 71 71 71 74 61 reflecting Ford sales mix 23% 23% 23% 21% 21% 17% • Continue to expect FY auction 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 values to be down on average about 4% YoY at constant mix Retail Repossession Ratio (Pct) Retail Charge-Offs (Mils) and Severity (000) and LTR Ratio (Pct) • Strong loss metrics reflect Repo Ratio Severity LTR Charge-Offs healthy consumer credit 1.41% 1.34% 0.69% 0.66% conditions 1.17% 1.26% 1.26% 1.24% 0.61% 0.55% 0.40% 0.51% $10.8 $10.9 $10.6 $10.9 $10.3 $80 $80 $9.8 $70 $61 $65 $47 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 * Source: J.D. Power PIN ** At 1Q 2019 mix 38

Company Cash Flow (Bils) FIRST QUARTER 2018 2019 Company Adjusted EBIT* $ 2.2 $ 2.4 Excluding: Ford Credit EBT (0.6) (0.8) Subtotal $ 1.6 $ 1.6 • Company adj. operating cash Capital spending $ (1.8) $ (1.6) flow of $1.9B driven by Depreciation and tooling amortization 1.3 1.4 Automotive EBIT and Ford Net spending $ (0.5) $ (0.3) Credit distributions Changes in working capital 1.1 0.5 Ford Credit distributions 1.0 0.7 • Minimal special item cash All other and timing differences (0.2) (0.6) effects in quarter Company adjusted operating cash flow* $ 3.0 $ 1.9 • Expect full year pension Restructuring (incl. separations) - (0.1) Other transactions with Ford Credit (0.2) 0.2 contributions of about $650M Other, including acquisitions and divestitures (0.3) - and shareholder distributions of Non-Op cash flow excl. debt & distributions $ (0.5) $ 0.1 about $2.6B Changes in debt (0.1) - Funded pension contributions (0.1) (0.3) Shareholder distributions (1.2) (0.6) Debt & distributions $ (1.4) $ (0.9) Change in cash $ 1.1 $ 1.1 * See Appendix for reconciliation to GAAP and definitions 39

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including Brexit; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, and other regulations that may change in the future; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 40

APPENDIX ADDITIONAL MATERIALS Prior Results A1 Shareholder Distributions A2 RECONCILIATIONS TO GAAP Adjusted EBIT A3 Adjusted Operating Cash Flow A4 Adjusted Operating Cash Flow – Trailing 5 Quarters A5 Adjusted Earnings Per Share A6 Adjusted Effective Tax Rate A7 Adjusted ROIC A8 Adjusted Debt / EBITDA A9 Ford Credit Managed Receivables A10 Ford Credit Managed Leverage A11 OTHER Non-GAAP Financial Measures A12 - A14 Definitions and Calculations A15

Company Prior Results (Mils) 2017 2018 4Q 1Q 2Q 3Q 4Q Full Year North America $ 1,771 $ 1,935 $ 1,753 $ 1,960 $ 1,959 $ 7,607 South America (189) (149) (178) (152) (199) (678) Europe 89 119 (73) (245) (199) (398) Middle East & Africa (66) (54) 49 47 (49) (7) China (20) (150) (483) (378) (534) (1,545) Asia Pacific Operations 50 31 89 170 153 444 Automotive $ 1,635 $ 1,732 $ 1,157 $ 1,402 $ 1,131 $ 5,422 Mobility (100) (102) (181) (196) (195) (674) Ford Credit 610 641 645 678 663 2,627 Corporate Other (117) (86) 71 (216) (142) (373) Adjusted EBIT $ 2,028 $ 2,185 $ 1,692 $ 1,668 $ 1,457 $ 7,002 Interest on Debt (308) (289) (301) (343) (295) (1,228) Special Items (excl. tax) 152 23 (42) (231) (1,179) (1,429) Taxes 652 (174) (280) (101) (95) (650) Less: Non-Controlling Interests 4 9 3 2 4 18 Net Income Attributable to Ford $ 2,520 $ 1,736 $ 1,066 $ 991 $ (116) $ 3,677 Company Adj. Operating Cash Flow (Bils) $ 2.2 $ 3.0 $ (1.8) $ 0.1 $ 1.5 $ 2.8 Revenue (Bils) 41.3 42.0 38.9 37.6 41.8 160.3 Automotive Operating Margin (Pct) 4.3% 4.4% 3.2% 4.0% 2.9% 3.7 % Company Adj. EBIT Margin (Pct) 4.9 5.2 4.3 4.4 3.5 4.4 Net income Margin (Pct) 6.1 4.1 2.7 2.6 (0.3) 2.3 Adjusted EPS $ 0.39 $ 0.43 $ 0.27 $ 0.29 $ 0.30 $ 1.30 EPS (GAAP) 0.63 0.43 0.27 0.25 (0.03) 0.92 A142

Company Shareholder Distributions (Bils) Supplemental Dividend Anti-Dilutive Share Repurchases $21.0 Regular Dividends $1.7 $3.1 • Planned FY 2019 total shareholder distributions of $2.6B • Declared 2019 second quarter regular dividend of 15¢ per $16.2 share $3.5 $2.3 $2.7 $3.1 $2.6 $0.6 $1.0 $2.4 $1.7 $2.4 $2.4 $2.4 Average 2016 2017 2018 2019 2012 - 2019 2012 - 2015 A243

Company Net Income Reconciliation To Adjusted EBIT (Mils) 1Q 2018 2019 Net income / (Loss) attributable to Ford (GAAP) $ 1,736 $ 1,146 Income / (Loss) attributable to non-controlling interests 9 37 Net income / (Loss) $ 1,745 $ 1,183 Less: (Provision for) / Benefit from income taxes (174) (427) Income / (Loss) before income taxes $ 1,919 $ 1,610 Less: Special items pre-tax 23 (592) Income / (Loss) before special items pre-tax $ 1,896 $ 2,202 Less: Interest on debt (289) (245) Adjusted EBIT (Non-GAAP) $ 2,185 $ 2,447 Memo: Revenue (Bils) $ 42.0 $ 40.3 Net income margin (GAAP) (Pct) 4.1% 2.8% Adjusted EBIT Margin (Pct) 5.2% 6.1% A344

Company Net Cash Provided By / (Used In) Operating Activities Reconciliation To Company Adjusted Operating Cash Flow (Mils) 1Q 2018 2019 Net cash provided by / (used in) operating activities (GAAP) $ 3,514 $ 3,544 Less: Items not included in Company Adjusted Operating Cash Flows Ford Credit operating cash flows (315) 1,118 Funded pension contributions (88) (294) Restructuring (including separations) (16) (146) Other, net 53 (12) Add: Items included in Company Adjusted Operating Cash Flows Automotive and Mobility capital spending (1,769) (1,620) Ford Credit distributions 1,013 675 Settlement of derivatives (161) (26) Company adjusted operating cash flow (Non-GAAP) $ 2,963 $ 1,907 A4A1045

Company

Reconciliation To Company Adjusted Operating Cash Flow (Mils)

	4Q 2017	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019
Net cash provided by / (Used in) operating activities (GAAP)	$ 3,147	$ 3,514	$ 4,972	$ 5,179	$ 1,357	$3,544
Less: Items Not Included in Company Adjusted Operating Cash Flows						
Ford Credit operating cash flows	(174)	(315)	5,907	3,811	(1,232)	1,118
Funded pension contributions	(714)	(88)	(72)	(123)	(153)	(294)
Restructuring (including separations)	(181)	(16)	(18)	(28)	(117)	(146)
Other, net	(25)	53	(112)	146	(21)	(12)
Add: Items Included in Company Adjusted Operating Cash Flows						
Automotive and Mobility capital spending	(2,103)	(1,769)	(1,898)	(1,968)	(2,102)	(1,620)
Ford Credit distributions	-	1,013	450	600	660	675
Settlement of derivatives	107	(161)	114	109	70	(26)
Pivotal conversion to a marketable security	-	-	263	-	-	-
Company adjusted operating cash flow (Non-GAAP)	$ 2,244	$ 2,963	$ (1,804)	$ 115	$ 1,507	$ 1,907
Cash Conversion Calculation						
Company Adj. operating cash flow (Non-GAAP) (sum of Trailing Four Qtrs)		$ 5,135				$ 1,725
Adj. EBIT (Non-GAAP) (sum of Trailing Four Qtrs)		$ 9,303				$ 7,264
Adj. cash conversion (Non-GAAP) (Trailing Four Qtrs)*		55%				24%

* Most comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities divided by Net Income Attributable to Ford is equivalent to 219% in 1Q 2018 and 488% in 1Q 2019

A5

Company Earnings Per Share Reconciliation To Adjusted Earnings Per Share 1Q 2018 2019 Diluted After-Tax Results (Mils) Diluted after-tax results (GAAP) $ 1,736 $ 1,146 Less: Impact of pre-tax and tax special items 19 (585) Less: Non-controlling interests impact of Russia restructuring - (35) Adjusted net income – diluted (Non-GAAP) $ 1,717 $ 1,766 Basic and Diluted Shares (Mils) Basic shares (average shares outstanding) 3,974 3,973 Net dilutive options, unvested restricted stock units and restricted stock 23 24 Diluted shares 3,997 3,997 Earnings per share – diluted (GAAP) $ 0.43 $ 0.29 Less: Net impact of adjustments - (0.15) Adjusted earnings per share – diluted (Non-GAAP) $ 0.43 $ 0.44 A647

Company Effective Tax Rate Reconciliation To Adjusted Effective Tax Rate Memo: 1Q 2019 FY 2018 Pre-Tax Results (Mils) Income / (Loss) before income taxes (GAAP) $ 1,610 $ 4,345 Less: Impact of special items (592) (1,429) Adjusted earnings before taxes (Non-GAAP) $ 2,202 $ 5,774 Taxes (Mils) (Provision for) / Benefit from income taxes (GAAP) $ (427) $ (650) Less: Impact of special items 7 (88) Adjusted (provision for) / benefit from income taxes (Non-GAAP) $ (434) $ (562) Tax Rate (Pct) Effective tax rate (GAAP) 26.5% 15.0% Adjusted effective tax rate (Non-GAAP) 19.7% 9.7% A748

Company Adjusted ROIC (Bils) Four Quarters Ending 1Q 2018 1Q 2019 Adjusted Net Operating Profit After Cash Tax Net income attributable to Ford $ 7.9 $ 3.1 Add: Non-controlling interest - - Less: Income tax 0.1 (0.9) Add: Cash tax (0.7) (0.7) Less: Interest on debt (1.2) (1.2) Less: Total pension / OPEB income / (cost) 0.7 (0.6) Add: Pension / OPEB service costs (1.2) (1.1) Net operating profit after cash tax $ 6.5 $ 3.9 Less: Special items (excl. pension / OPEB) pre-tax (0.5) (1.2) Adj. net operating profit after cash tax $ 7.0 $ 5.1 Invested Capital Equity $ 36.4 $ 36.4 Redeemable non-controlling interest 0.1 0.1 Debt (excl. Ford Credit) 16.4 14.2 Net pension and OPEB liability 12.4 11.1 Invested capital (end of period) $ 65.4 $ 61.9 Average invested capital $ 64.3 $ 63.4 ROIC* 10.0% 6.2% Adjusted ROIC** 10.9% 8.0% * Calculated as the sum of net operating profit after cash tax from the last four quarters, divided by the average invested capital over the last four quarters ** Calculated as the sum of adjusted net operating profit after cash tax from the last four quarters, divided by the average invested capital over the last four quarters A849

Company Adjusted Debt / EBITDA Reconciliation (Mils) Four Quarters Ending 1Q 2018 1Q 2019 Adjusted Debt Debt (excl. Ford Credit) $ 16,421 $ 14,210 Add: Unamortized discount & issuance costs 373 301 Add: Operating lease adjustment 1,432 1,544 Add: Net pension liability excl. prepaid assets 10,212 9,274 Adjusted Debt $ 28,438 $ 25,329 EBITDA Company adjusted EBIT $ 9,303 $ 7,264 Less: Ford Credit EBT 2,470 2,787 Less: Equity in net income (loss) of affiliated companies 1,048 (105) Add: Specials (non-pension) (524) (1,166) Pension adjustment Interest cost 2,199 2,192 Expected return on assets (4,152) (4,061) Amortization of prior year service costs 177 156 Separation programs / other 86 156 Settlements and curtailments (non-special) (3) (2) Pension adjustment (1,693) (1,559) Add: Depreciation and tooling amortization (excl. Ford Credit) 5,097 5,580 Add: Operating lease expense 533 539 Adjusted EBITDA $ 9,198 $ 7,976 Total debt to net income attributable to Ford (GAAP) 20.1:1 50.9:1 Adjusted Debt to EBITDA (Non-GAAP) 3.1:1 3.2:1 A950

Ford Credit Total Net Receivables Reconciliation To Managed Receivables (Bils) 2017 2018 2018 2019 Dec 31 Mar 31 Dec 31 Mar 31 Ford Credit finance receivables, net (GAAP)* $ 108.4 $ 111.8 $ 109.9 $ 109.8 Net investment in operating leases (GAAP)* 26.7 26.7 27.4 27.6 Consolidating adjustments** 7.6 9.2 8.9 9.5 Total net receivables $ 142.7 $ 147.7 $ 146.3 $ 146.9 Ford Credit unearned interest supplements and residual support 6.1 6.2 6.8 6.8 Allowance for credit losses 0.6 0.6 0.6 0.5 Other, primarily accumulated supplemental depreciation 1.1 1.2 1.2 1.1 Total managed receivables (Non-GAAP) $ 150.5 $ 155.7 $ 154.9 $ 155.3 * Includes finance receivables (retail and wholesale) sold for legal purposes and net investment in operating leases included in securitization transactions that do not satisfy the requirements for accounting sale treatment. These receivables and operating leases are reported on Ford Credit’s balance sheet and are available only for payment of the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions; they are not available to pay the other obligations of Ford Credit or the claims of Ford Credit’s other creditors ** Primarily includes Automotive segment receivables purchased by Ford Credit which are classified to Trade and other receivables on our consolidated balance sheet. Also includes eliminations of intersegment transactions A1051

Ford Credit Financial Statement Leverage Reconciliation To Managed Leverage (Bils) 2018 2018 2019 Mar 31 Dec 31 Mar 31 Leverage Calculation Total debt* $ 142.0 $ 140.1 $ 142.9 Adjustments for cash** (11.8) (10.2) (12.8) Adjustments for derivative accounting*** 0.3 0.2 (0.1) Total adjusted debt $ 130.5 $ 130.1 $ 130.0 Equity**** $ 15.7 $ 15.0 $ 14.9 Adjustments for derivative accounting*** (0.2) (0.2) (0.2) Total adjusted equity $ 15.5 $ 14.8 $ 14.7 Financial statement leverage (to 1) (GAAP) 9.1 9.4 9.6 Managed leverage (to 1) (Non-GAAP) 8.4 8.8 8.8 * Includes debt issued in securitization transactions and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions ** Cash and cash equivalents, and Marketable securities reported on Ford Credit’s balance sheet, excluding amounts related to insurance activities *** Related primarily to market valuation adjustments to derivatives due to movements in interest rates. Adjustments to debt are related to designated fair value hedges and adjustments to equity are related to retained earnings **** Total shareholder’s interest reported on Ford Credit’s balance sheet A1152

Non-GAAP Financial Measures That Supplement GAAP Measures We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non-GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Company Adjusted EBIT (Most Comparable GAAP Measure: Net income attributable to Ford) – Earnings before interest and taxes (EBIT) excludes interest on debt (excl. Ford Credit Debt), taxes and pre-tax special items. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. Pre-tax special items consist of (i) pension and OPEB remeasurement gains and losses, (ii) significant personnel and dealer-related costs stemming from our efforts to match production capacity and cost structure to market demand and changing model mix, and (iii) other items that we do not necessarily consider to be indicative of earnings from ongoing operating activities. When we provide guidance for adjusted EBIT, we do not provide guidance on a net income basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Company Adjusted EBIT Margin (Most Comparable GAAP Measure: Company Net Income Margin) – Company Adjusted EBIT margin is Company adjusted EBIT divided by Company revenue. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. • Adjusted Earnings Per Share (Most Comparable GAAP Measure: Earnings Per Share) – Measure of Company’s diluted net earnings per share adjusted for impact of pre-tax special items (described above), tax special items and restructuring impacts in non-controlling interests. The measure provides investors with useful information to evaluate performance of our business excluding items not indicative of underlying run rate of our business. When we provide guidance for adjusted earnings per share, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Adjusted Effective Tax Rate (Most Comparable GAAP Measure: Effective Tax Rate) – Measure of Company’s tax rate excluding pre-tax special items (described above) and tax special items. The measure provides an ongoing effective rate which investors find useful for historical comparisons and for forecasting. When we provide guidance for adjusted effective tax rate, we do not provide guidance on an effective tax rate basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. A1253

Non-GAAP Financial Measures That Supplement GAAP Measures • Company Adjusted Operating Cash Flow (Most Comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities) – Measure of Company’s operating cash flow excluding Ford Credit’s operating cash flows. The measure contains elements management considers operating activities, including Automotive and Mobility capital spending, Ford Credit distributions to its parent, and settlement of derivatives. The measure excludes cash outflows for funded pension contributions, separation payments, and other items that are considered operating cash outflows under U.S. GAAP. This measure is useful to management and investors because it is consistent with management’s assessment of the Company’s operating cash flow performance. When we provide guidance for Company adjusted operating cash flow, we do not provide guidance for net cash provided by/(used in) operating activities because the GAAP measure will include items that are difficult to quantify or predict with reasonable certainty, including cash flows related to the Company's exposures to foreign currency exchange rates and certain commodity prices (separate from any related hedges), Ford Credit's operating cash flows, and cash flows related to special items, including separation payments, each of which individually or in the aggregate could have a significant impact to our net cash provided by/(used in) our operating activities. • Adjusted Cash Conversion (Most Comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities divided by Net Income Attributable to Ford) – Company Adjusted Cash Conversion is Company adjusted operating cash flow divided by Adjusted EBIT. This non-GAAP measure is useful to management and investors because it allows users to evaluate how much of Ford's Adjusted EBIT is converted into cash flow. • Adjusted Debt to EBITDA (Most Comparable GAAP Measure: Total Company Debt to Net income attributable to Ford) – This financial leverage ratio is commonly used to assess a company’s ability to repay its debt. This measure is useful to management and investors because it helps to assess how long we would need to operate at our current level to repay our debt (excl. Ford Credit’s debt). For more information, see the definitions of Adjusted Debt and Adjusted EBITDA. • Adjusted Debt (Most Comparable GAAP Measure: Total Company Debt) – Measure of total company debt (excl. Ford Credit), adjusted to include unamortized discount/premium and issuance costs (excl. Ford Credit), operating lease minimum commitments, and net pension liabilities excluding prepaid assets. This measure is useful to management and investors as it approximates the total liabilities of the company excluding Ford Credit. • Adjusted EBITDA (Most Comparable GAAP Measure: Net income attributable to Ford) – Measure of Company Adjusted EBIT (see definition), excluding Ford Credit EBT, and further adjusted to include depreciation and tooling amortization (excl. Ford Credit), operating lease expense, and certain pension costs. This measure is useful to management and investors as it approximates the cash flow available to repay our debt (excl. Ford Credit’s debt). • Adjusted ROIC – Calculated as the sum of adjusted net operating profit after cash tax from the last four quarters, divided by the average invested capital over the last four quarters. This calculation provides management and investors with useful information to evaluate the Company’s after-cash tax operating return on its invested capital for the period presented. Adjusted net operating profit after cash tax measures operating results less special items, interest on debt (excl. Ford Credit Debt), and certain pension/OPEB costs. Average invested capital is the sum of average balance sheet equity, debt (excl. Ford Credit Debt), and net pension/OPEB liability. A1354

Non-GAAP Financial Measures That Supplement GAAP Measures • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. A1455

Definitions And Calculations Automotive Records • References to Automotive records for EBIT margin and business units are since at least 2009 Wholesales and Revenue • Wholesale unit volumes include all Ford and Lincoln badged units (whether produced by Ford or by an unconsolidated affiliate) that are sold to dealerships, units manufactured by Ford that are sold to other manufacturers, units distributed by Ford for other manufacturers, and local brand units produced by our China joint venture, Jiangling Motors Corporation, Ltd. (“JMC”), that are sold to dealerships. Vehicles sold to daily rental car companies that are subject to a guaranteed repurchase option (i.e., rental repurchase), as well as other sales of finished vehicles for which the recognition of revenue is deferred (e.g., consignments), also are included in wholesale unit volumes. Revenue from certain vehicles in wholesale unit volumes (specifically, Ford badged vehicles produced and distributed by our unconsolidated affiliates, as well as JMC brand vehicles) are not included in our revenue Industry Volume and Market Share • Industry volume and market share are based, in part, on estimated vehicle registrations; includes medium and heavy duty trucks SAAR • SAAR means seasonally adjusted annual rate Company Cash • Company cash includes cash, cash equivalents, marketable securities and restricted cash; excludes Ford Credit’s cash, cash equivalents, marketable securities and restricted cash Market Factors • Volume and Mix – primarily measures EBIT variance from changes in wholesale volumes (at prior-year average contribution margin per unit) driven by changes in industry volume, market share, and dealer stocks, as well as the EBIT variance resulting from changes in product mix, including mix among vehicle lines and mix of trim levels and options within a vehicle line • Net Pricing – primarily measures EBIT variance driven by changes in wholesale prices to dealers and marketing incentive programs such as rebate programs, low-rate financing offers, special lease offers and stock accrual adjustments on dealer inventory • Market Factors exclude the impact of unconsolidated affiliate wholesales ROE • Reflects an annualized return on equity. This metric is calculated by taking net income for the period divided by average equity for the period and annualizing the result by dividing by the number of days in the quarter and multiplying by 365 Earnings Before Taxes (EBT) • Reflects Income before income taxes Pension Funded Status • Current period balances reflect net underfunded status at December 31, 2018, updated for service and interest costs, expected return on assets, separation expense, actual benefit payments and cash contributions. The discount rate and rate of expected return assumptions are unchanged from year end 2018 Note: Calculated results may not sum due to rounding A1556